PRELIMINARY TERM SHEET

                                    GMAC RFC

                           $421,000,000 (Approximate)



                           RAMP Series 2001-RS1 Trust
                 Mortgage Asset-Backed Pass-Through Certificates

                    Residential Asset Mortgage Products, Inc.
                                    Depositor

                         Residential Funding Corporation
                            Seller & Master Servicer

          The following is a preliminary Term Sheet. All terms and statements are subject to change.


                               SalomonSmithBarney
                             A member of citigroup

                                 March 14, 2001

The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Syndicate Desk at (212) 723-6171.

RAMP Series 2001-RS1 Trust
Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RS1
$421,000,000 (Approximate)
--------------------------------------------------------------------------------


                           GROUP I COLLATERAL SUMMARY


Statistics for the fixed rate mortgage loans are listed below as of the Cut-off Date of March 1, 2001.

--------------------------------------------------------------------------------
Collateral     AlternetExpanded  Home      Jumbo A  Re-PerforSeasoned   TOTAL
Sub-Group:     ExceptioCriteria  Solution  ExceptionsLoans
                       ExceptionsExceptions
--------------------------------------------------------------------------------


Percent of      27.76%    48.96%     2.48%   12.19%    0.20%    8.41%   100.00%
Total

--------------------------------------------------------------------------------

Current   $78,977,$139,287,5$7,040,988$34,676,1$570,196.$23,915,5$284,467,520.00
Balance
Loan Count         997       805        60       88        9      350      2309
Average      $79,214.$173,028.0$117,349.8$394,046.$63,355.1$68,330.1$123,199.45
Balance
   % >          12.18%    59.95%    25.66%   96.39%    0.00%   24.29%    47.16%
$200,000
   % >           0.00%    14.02%     0.00%   38.86%    0.00%    0.00%    11.60%
$500,000

--------------------------------------------------------------------------------

Gross WAC       10.67%     9.11%    10.65%    8.28%   11.25%   10.18%     9.57%
WA Rem.            255       348       355      335      272      263       313
Maturity
(mos.)
WA Age (mos.)       14         3         3        4       31       38         9
WA Orig.           269       351       359      339      303      302       323
Maturity
(mos.)

--------------------------------------------------------------------------------

Balloon         37.28%     0.00%     0.74%    0.00%   18.13%    8.94%    11.16%
Fully           62.72%   100.00%    99.26%  100.00%   81.87%   91.06%    88.84%
Amortizing

--------------------------------------------------------------------------------

WA Credit          595       683       699      695      531      606       654
Score
   % below 640  77.51%    19.09%    17.86%   14.07%  100.00%   70.53%    39.03%
WA Original     83.13%    76.36%   102.99%   79.43%   78.20%   81.26%    79.69%
LTV *

--------------------------------------------------------------------------------

Property Type
   Single       87.99%    72.57%    78.55%   62.54%   87.94%   87.79%    77.09%
Family
   PUD           4.73%    17.15%     7.48%   23.77%   12.06%    6.22%    13.34%
   Condo         1.95%     7.90%    13.68%   12.56%    0.00%    3.72%     6.59%
   Manuf.        4.64%     0.18%     0.00%    1.14%    0.00%    2.17%     1.70%
Housing
   Other         0.69%     2.20%     0.29%    0.00%    0.00%    0.10%     1.28%

--------------------------------------------------------------------------------

Occupancy
Status
   Primary      93.33%    79.62%    94.14%   93.79%   91.95%   85.94%    86.07%
Residence
   Second /      0.22%     3.11%     2.85%    4.28%    0.00%    0.00%     2.18%
Vacation
   Non           6.45%    17.27%     3.02%    1.93%    8.05%   14.06%    11.76%
Owner-Occupied

--------------------------------------------------------------------------------

Loan Purpose
   Purchase     17.96%    58.30%    94.56%   75.14%   18.71%   31.80%    47.74%
   Equity Refi  72.75%    27.28%     5.44%   16.50%   46.78%   46.68%    39.72%
   Rate/Term     9.29%    14.42%     0.00%    8.36%   34.51%   21.52%    12.54%
Refi

--------------------------------------------------------------------------------

% with PMI       0.66%    18.85%     0.00%   19.45%    0.00%    5.32%    12.23%
% with           0.00%     0.00%     0.00%    0.00%    0.00%   51.51%     4.33%
Lender-Paid MI
% Conforming    89.74%    54.28%    81.89%    4.81%   89.52%   79.57%    60.98%

--------------------------------------------------------------------------------

* Combined LTV is used for second liens.

RAMP Series 2001-RS1 Trust
Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RS1
$421,000,000 (Approximate)
--------------------------------------------------------------------------------

                         GROUP I ORIGINAL LOAN-TO-VALUE *


  Original LTV (%)                  Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  12 - 15                                1                   38,373.98                0.01
  16 - 20                                3                  130,550.00                0.05
  21 - 25                                3                  289,111.37                0.10
  26 - 30                                4                  139,141.80                0.05
  31 - 35                                5                  202,670.18                0.07
  36 - 40                               17                1,929,080.68                0.68
  41 - 45                               14                1,688,372.91                0.59
  46 - 50                               22                2,945,856.39                1.04
  51 - 55                               56                9,529,803.40                3.35
  56 - 60                               55                6,829,930.31                2.40
  61 - 65                               78               10,300,351.17                3.62
  66 - 70                              152               21,753,827.16                7.65
  71 - 75                              265               39,548,944.69               13.90
  76 - 80                              576               80,358,812.51               28.25
  81 - 85                              305               26,887,820.77                9.45
  86 - 90                              386               44,795,952.79               15.75
  91 - 95                              158               18,553,337.67                6.52
  96 - 100                             126               11,361,706.49                3.99
  101 - 105                             62                4,823,673.77                1.70
  106 - 110                             19                2,328,465.52                0.82
  116 - 118                              2                   31,736.44                0.01

  Total:                             2,309              284,467,520.00              100.00

-------------------------------- ---------------- --------------------------- ---------------------



                             GROUP I LIEN POSITION
---------------------------------------------------------------------------------------------------


  Position                          Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance

  1st Lien                           2,283              283,950,728.10               99.82
  2nd Lien                              26                  516,791.90                0.18

  Total:                             2,309              284,467,520.00              100.00


_____________
* Combined Loan-to-Value is used for second lien mortgage loans.

--------------------------------------------------------------------------------
This page must be  accompanied  by a  disclaimer.  If you did not receive such a
disclaimer,   please  contact  your  Salomon  Smith  Barney  Financial   Advisor
immediately.



RAMP Series 2001-RS1 Trust
Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RS1
$421,000,000 (Approximate)
--------------------------------------------------------------------------------

                              GROUP I CREDIT SCORE

  Credit Score                      Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  381 - 400                              1                  179,474.59                0.06
  441 - 460                              5                  367,633.74                0.13
  461 - 480                             10                  588,928.27                0.21
  481 - 500                             46                3,482,758.97                1.22
  501 - 520                             79                5,568,297.82                1.96
  521 - 540                            148                9,952,037.18                3.50
  541 - 560                            175               13,029,798.71                4.58
  561 - 580                            181               13,416,787.83                4.72
  581 - 600                            173               15,501,445.41                5.45
  601 - 620                            187               20,496,154.78                7.21
  621 - 640                            227               29,373,678.42               10.33
  641 - 660                            259               37,902,232.89               13.32
  661 - 680                            182               28,139,678.86                9.89
  681 - 700                            174               28,416,248.38                9.99
  701 - 720                            133               22,909,343.23                8.05
  721 - 740                            112               16,239,270.86                5.71
  741 - 760                             82               16,694,733.60                5.87
  761 - 780                             64               13,085,384.58                4.60
  781 - 800                             36                5,921,178.85                2.08
  801 - 814                              5                  285,442.26                0.10
  Not Available                         30                2,917,010.77                1.03

  Total:                             2,309              284,467,520.00              100.00


                            GROUP I HIGH COST LOANS

  Loan Status                       Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  Section 32                            19                  715,652.30                0.25
  Non-Section 32                     2,290              283,751,867.70               99.75

  Total:                             2,309              284,467,520.00              100.00



--------------------------------------------------------------------------------
This page must be  accompanied  by a  disclaimer.  If you did not receive such a
disclaimer,   please  contact  your  Salomon  Smith  Barney  Financial   Advisor
immediately.



RAMP Series 2001-RS1 Trust
Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RS1
$421,000,000 (Approximate)
--------------------------------------------------------------------------------


                        GROUP I PREPAYMENT PENALTY TERM
---------------------------------------------------------------------------------------------------


  Penalty Term                      Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  None                               1,492              209,864,498.70               73.77
  12 months                             32                3,730,152.08                1.31
  24 months                             12                1,411,764.67                0.50
  36 months                            561               50,414,761.37               17.72
  48 months                              2                  180,075.66                0.06
  60 months                            207               18,577,963.78                6.53
  Other less than 60 months              3                  288,303.74                0.10

  Total:                             2,309              284,467,520.00              100.00


                        GROUP I GEOGRAPHIC DISTRIBUTION

---------------------------------------------------------------------------------------------------


  State                             Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  California                           191               47,527,285.88               16.71
  Ohio                                 290               21,101,614.13                7.42
  Illinois                             140               19,894,519.20                6.99
  Florida                              162               18,417,071.72                6.47
  Texas                                 96               13,773,914.01                4.84
  Colorado                              46               11,636,420.05                4.09
  Georgia                               88               10,689,394.95                3.76
  Arizona                               54                9,915,653.59                3.49
  Indiana                              130                9,057,551.21                3.18
  Other *                            1,112              122,454,095.26               43.05

  Total:                             2,309              284,467,520.00              100.00

-------------------------------- ---------------- --------------------------- ---------------------


                           GROUP I DELINQUENCY STATUS
---------------------------------------------------------------------------------------------------


  Type                              Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  Current                            2,295              283,203,834.45               99.56
  30 to 59 Days                         14                1,263,685.55                0.44

  Total:                             2,309              284,467,520.00              100.00

-------------------------------- ---------------- --------------------------- ---------------------

 The information provided in the table above will most likely change by the distribution of the Prospectus Supplement. This transaction allows mortgage loans up to 89 days delinquent.

_________

* Other includes states and the District of Columbia with under 3% concentrations individually.

--------------------------------------------------------------------------------
This page must be  accompanied  by a  disclaimer.  If you did not receive such a
disclaimer,   please  contact  your  Salomon  Smith  Barney  Financial   Advisor
immediately.



RAMP Series 2001-RS1 Trust
Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RS1
$421,000,000 (Approximate)
--------------------------------------------------------------------------------

                          GROUP II COLLATERAL SUMMARY

Statistics for the adjustable rate mortgage loans are listed below as of the Cut-off Date of March 1, 2001.

----------------------------------------------------------------------------
Collateral Sub-GAlternet EExpandedsCrJumboaAEExRe-PerforSeasonedns  TOTAL
----------------------------------------------------------------------------

Percent of Total   59.25%      3.04%     5.37%    0.74%    31.60%   100.00%

----------------------------------------------------------------------------

Current Balance $80,610,29$4,131,788.$7,312,459$1,003,43$42,994,79
                                                                $136,052,774.31
Loan Count            735         27        48        9       372      1191
Average Balance $109,673.8$153,029.21$152,342.9$111,492.$115,577.4$114,234.07
   % > $200,000    30.00%     40.51%    48.32%   26.42%    38.01%    33.81%
   % > $500,000     2.44%      0.00%    11.95%    0.00%     2.68%     2.94%

----------------------------------------------------------------------------

Gross WAC          10.86%      9.23%    10.30%    9.86%    10.57%    10.68%
WA Rem. Maturity (mos.355        356       354      295       305       339
WA Age (mos.)           5          4         3       65        57        21
WA Orig. Maturity (mos360        360       356      360       362       360

----------------------------------------------------------------------------

WA Margin           6.41%      4.35%     5.46%    4.50%     4.75%     5.76%
WA Lifetime Cap    17.12%     15.11%    16.05%   15.26%    15.03%    16.33%
WA Next Rate Adj. (mos.23         18        26        5         6        18
WA Reset Freq. (mos.)   6          7         7        6         7         7

----------------------------------------------------------------------------

Balloon             0.00%      0.00%     0.00%    0.00%     0.00%     0.00%
Fully Amortizing  100.00%    100.00%   100.00%  100.00%   100.00%   100.00%

----------------------------------------------------------------------------
WA Credit Score       586        664       580      551       614       597
   % below 640     79.71%     16.84%    95.58%  100.00%    69.08%    75.47%
WA Original LTV ** 82.23%     78.36%    83.24%   76.46%    79.33%    81.21%

----------------------------------------------------------------------------

Property Type
   Single Family   83.41%     69.33%    73.26%  100.00%    87.21%    83.76%
   PUD              8.83%     29.98%    18.85%    0.00%     4.84%     8.68%
   Condo            3.68%      0.00%     4.73%    0.00%     6.89%     4.62%
   Manuf. Housing   3.30%      0.69%     1.28%    0.00%     0.60%     2.23%
   Other            0.78%      0.00%     1.88%    0.00%     0.46%     0.71%

----------------------------------------------------------------------------

Occupancy Status
   Primary Residenc92.56%     99.46%    93.90%  100.00%    90.86%    92.36%
   Second / Vacation0.46%      0.00%     4.05%    0.00%     0.81%     0.75%
   Non Owner-Occupie6.98%      0.54%     2.06%    0.00%     8.33%     6.89%

----------------------------------------------------------------------------

Loan Purpose
   Purchase        47.77%     97.50%    32.41%   31.43%    32.90%    43.63%
   Equity Refi     44.07%      0.00%    57.22%   42.39%    35.48%    40.71%
   Rate/Term Refi   8.17%      2.50%    10.37%   26.18%    31.63%    15.66%

----------------------------------------------------------------------------

% with PMI          0.59%      0.00%     0.00%    0.00%     3.08%     1.32%
% with Lender-Paid M0.00%      0.00%     0.00%    0.00%    44.82%    14.16%
% Conforming       78.95%     82.66%    70.92%   73.58%    74.99%    77.34%

----------------------------------------------------------------------------

6 Mo Libor         98.57%     87.06%    80.33%   55.12%    64.37%    86.11%
1 Yr UST            0.71%     12.94%    18.22%   18.46%    27.10%    10.49%
COFI                0.72%      0.00%     1.45%   26.42%     4.00%     1.96%
Other               0.00%      0.00%     0.00%    0.00%     4.53%     1.44%

----------------------------------------------------------------------------

* Includes one non-exception jumbo-A mortgage loan. ** Combined LTV is used for second liens.


RAMP Series 2001-RS1 Trust
Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RS1
$421,000,000 (Approximate)
--------------------------------------------------------------------------------


                        GROUP II ORIGINAL LOAN-TO-VALUE

---------------------------------------------------------------------------------------------------

  Original LTV (%)                  Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  8 - 10                                 1                   15,279.17                0.01
  16 - 20                                1                   29,927.45                0.02
  31 - 35                                3                   83,176.85                0.06
  36 - 40                                6                  278,339.81                0.20
  41 - 45                                7                  393,085.04                0.29
  46 - 50                                8                  452,535.35                0.33
  51 - 55                                5                  288,419.55                0.21
  56 - 60                               21                1,793,362.63                1.32
  61 - 65                               74                7,663,831.32                5.63
  66 - 70                              101                9,475,392.77                6.96
  71 - 75                              190               21,115,645.25               15.52
  76 - 80                              282               33,712,264.78               24.78
  81 - 85                              188               21,334,360.91               15.68
  86 - 90                              172               23,776,162.49               17.48
  91 - 95                               62                8,053,673.13                5.92
  96 - 100                              37                4,046,575.55                2.97
  101 - 105                             31                3,216,015.85                2.36
  106 - 110                              2                  324,726.41                0.24

  Total:                             1,191              136,052,774.31              100.00

-------------------------------- ---------------- --------------------------- ---------------------


                             GROUP II LIEN POSITION
---------------------------------------------------------------------------------------------------


  Position                          Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  1st Lien                           1,189              136,022,505.02               99.98
  2nd Lien                               2                   30,269.29                0.02

  Total:                             1,191              136,052,774.31              100.00

-------------------------------- ---------------- --------------------------- ---------------------

__________
*Combined Loan-To-Value is used for second lien mortgage loans.

--------------------------------------------------------------------------------
This page must be  accompanied  by a  disclaimer.  If you did not receive such a
disclaimer,   please  contact  your  Salomon  Smith  Barney  Financial   Advisor
immediately.




RAMP Series 2001-RS1 Trust
Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RS1
$421,000,000 (Approximate)
--------------------------------------------------------------------------------

GROUP II CREDIT SCORE

---------------------------------------------------------------------------------------------------

  Credit Score                      Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  441 - 460                              2                  228,227.14                0.17
  461 - 480                             13                  723,520.73                0.53
  481 - 500                             27                2,558,339.75                1.88
  501 - 520                            107               10,446,542.78                7.68
  521 - 540                            139               15,642,131.52               11.50
  541 - 560                            144               16,112,537.34               11.84
  561 - 580                            132               15,573,975.58               11.45
  581 - 600                            120               13,465,708.82                9.90
  601 - 620                            122               13,663,446.65               10.04
  621 - 640                            111               13,365,813.24                9.82
  641 - 660                             80                8,635,812.99                6.35
  661 - 680                             61                8,068,000.83                5.93
  681 - 700                             43                6,993,629.14                5.14
  701 - 720                             24                3,892,574.82                2.86
  721 - 740                             16                1,254,418.28                0.92
  741 - 760                             16                1,627,006.24                1.20
  761 - 780                              5                  842,926.08                0.62
  781 - 800                              5                  830,991.60                0.61
  801 - 809                              2                  262,391.63                0.19
  Not Available                         22                1,864,779.15                1.37

  Total:                             1,191              136,052,774.31              100.00

-------------------------------- ---------------- --------------------------- ---------------------


                            GROUP II HIGH COST LOANS
---------------------------------------------------------------------------------------------------


  Loan Status                       Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  Section 32                            30                1,275,194.00                0.94
  Non-Section 32                     1,161              134,777,580.31               99.06

  Total:                             1,191              136,052,774.31              100.00

-------------------------------- ---------------- --------------------------- ---------------------

--------------------------------------------------------------------------------
This page must be  accompanied  by a  disclaimer.  If you did not receive such a
disclaimer,   please  contact  your  Salomon  Smith  Barney  Financial   Advisor
immediately.



RAMP Series 2001-RS1 Trust
Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RS1
$421,000,000 (Approximate)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------


  Penalty Term                      Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  None                                 463               57,911,325.24               42.57
  12 months                             27                2,901,917.66                2.13
  24 months                            243               31,161,896.72               22.90
  36 months                            337               33,899,311.68               24.92
  60 months                            112                9,553,921.37                7.02
  Other less than 60 months              9                  624,401.64                0.46

  Total:                             1,191              136,052,774.31              100.00

-------------------------------- ---------------- --------------------------- ---------------------



---------------------------------------------------------------------------------------------------


  State                             Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  California                           165               34,535,033.04               25.38
  Florida                               66                7,134,589.58                5.24
  Ohio                                  80                6,410,322.93                4.71
  Illinois                              64                6,292,636.10                4.63
  Arizona                               50                6,159,672.21                4.53
  New York                              36                5,465,286.22                4.02
  Michigan                              65                5,202,893.53                3.82
  New Jersey                            30                4,246,629.04                3.12
  North Carolina                        47                4,138,819.76                3.04
  Other *                              588               56,466,891.90               41.50

  Total:                             1,191              136,052,774.31              100.00

-------------------------------- ---------------- --------------------------- ---------------------



---------------------------------------------------------------------------------------------------


  Type                              Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  Current                            1,185              135,554,493.16               99.63
  30 to 59 Days                          6                  498,281.15                0.37

  Total:                             1,191              136,052,774.31              100.00

-------------------------------- ---------------- --------------------------- ---------------------

 The information provided in the table above will most likely change by the distribution of the Prospectus Supplement. This transaction allows mortgage loans up to 89 days delinquent.


--------

 * Other  includes  states and the  District of  Columbia  with under 3%
     concentrations individually.
--------------------------------------------------------------------------------
This page must be  accompanied  by a  disclaimer.  If you did not receive such a
disclaimer,   please  contact  your  Salomon  Smith  Barney  Financial   Advisor
immediately.
